10.7 Pledge Agreement

PLEDGE AGREEMENT

        This PLEDGE AGREEMENT (“Pledge Agreement”) is executed as of the 31st day of December, 2002 (the “Effective Date”) between Entrust Financial Services, Inc., a Colorado corporation (“Pledgor”), and BBSB, LLC, a Colorado limited liability company (“Lender”).

        WHEREAS, on the Effective Date, Pledgor has delivered to Lender a promissory note in the amount of $2,000,000 (the “Note”) to evidence a loan made by Lender to the Pledgor (the “Loan”); and

        WHEREAS, in order to induce Lender to make the Loan, Pledgor has agreed to pledge the Pledged Securities (as defined below) to Lender in order to secure the full and punctual payment by the Pledgor of (a) all amounts due under the Note, when and as due, whether at maturity, by acceleration, or otherwise; and (b) all other obligations of the Pledgor to Lender under the Note, which have not been otherwise been timely cured upon any Event of Default (all of the foregoing obligations being collectively called the “Guaranteed Obligations”), together with the full and prompt payment of any and all costs and expenses of and incidental to the collection of the Guaranteed Obligations or the enforcement of this Pledge Agreement, including, without limitation, reasonable attorneys’ fees.

        NOW, THEREFORE, as an inducement to Lender to make the Loan and accept the Note, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties do hereby agree as follows (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note):

ARTICLE I

NATURE AND SCOPE OF PLEDGE

        1.1 Pledge. As security for the timely payment and performance in full of the Guaranteed Obligations, Pledgor hereby pledges and grants to Lender a security interest in (a) all shares of the common stock of Entrust Mortgage, Inc., a Colorado corporation (“Entrust Mortgage”), and all options and warrants convertible into common stock of Entrust Mortgage, if any, beneficially owned by Pledgor as of the Effective Date and any stock certificates, notes or other securities or instruments now or hereafter included in the Collateral (as defined below) representing or evidencing all such shares, options and warrants (the “Pledged Securities”); (b) all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the Pledged Securities; (c) except as provided in Section 1.4, all rights and privileges of Pledgor with respect to the Pledged Securities; and (d) all proceeds of any of the foregoing (the items referred to in clauses (a) through (d) being collectively called the “Collateral”). Upon delivery to Lender, the Pledged Securities shall be delivered to Lender accompanied by stock powers duly executed in blank. The delivery of Pledged Securities shall be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof.

        1.2 Delivery of the Collateral, Further Assurances. Pledgor agrees to promptly deliver or cause to be delivered to Lender any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral. At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor will promptly and duly execute and deliver any and all such further documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Pledge Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted hereby.

        1.3 Denominations. Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Pledge Agreement.

        1.4 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and not cured within any applicable cure period:

(i) Pledgor shall be entitled to exercise any and all voting rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Pledge Agreement and the Note as long as such exercise of rights could not reasonably be expected to adversely affect the rights and remedies of Lender or the ability of Lender to exercise the same; and

(ii) Any and all dividends and distributions made on or in respect of the Pledged Securities, whether paid or payable in cash, securities or other property and, whether resulting from a subdivision, combination or reclassification of the outstanding shares of the issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral and, if received by Pledgor, shall not be commingled by Pledgor with any of its other funds or property but shall be held separate and apart therefrom in trust for the benefit of Lender and shall be promptly delivered to Lender in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of Pledgor to exercise the voting rights which it is entitled to exercise pursuant to Section 1.4(a)(i) shall cease, and all such rights shall thereupon become vested in Lender, which shall have the sole and exclusive right (but not the obligation) and authority to exercise such voting rights. Pledgor shall execute and deliver to Lender all such proxies, powers of attorney, and other instruments as Lender shall request for the purpose of enabling Lender to exercise the voting rights that it is entitled to exercise pursuant to this Section 1.4(c) during the continuance of such Event of Default.

        1.5 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, whether or not all of the Guaranteed Obligations shall have become due and payable, in addition to its rights under the Note:

(a) Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code as in effect in the State of Colorado and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including without limitation the right, to maximum extent permitted by law, to become the owner of the Collateral and to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

(b) Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

(c) Lender may, with respect to the Collateral or any part thereof that shall then be or shall thereafter come into the possession, custody or control of Lender, sell, lease, assign or otherwise dispose of all or part of such Collateral, at such place or places or to such person or persons as Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), subject to the requirements of the Uniform Commercial Code.

Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit Pledgor to register such Collateral for public sale.

        1.6 Rights of Lender. If an Event of Default shall occur and not be cured within any applicable cure period, Lender shall have the right to receive any and all cash dividends or distributions paid in respect of the Pledged Securities and make application thereof to the Loan in accordance with the Security Agreement of even date herewith between the Lender and Entrust Mortgage. If an Event of Default shall occur and not be cured within any applicable cure period, then all such Pledged Securities at Lender’s option shall be registered in the name of Lender or its nominee, and Lender or its nominee may thereafter exercise (i) all voting and all corporate and other rights pertaining to the Pledged Securities and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the exercise by Lender of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

        1.7 Reimbursement of Lender. Pledgor hereby agrees to reimburse Lender, on demand and to the extent of the Pledged Securities, for all reasonable expenses incurred by Lender in connection with the administration and enforcement of this Pledge Agreement and agrees to indemnify Lender and hold Lender harmless from and against any and all liability incurred by Lender hereunder or in connection herewith, unless such liability shall have been determined by a final, non-appealable order of a court of competent jurisdiction to have resulted solely from willful misconduct or gross negligence on the part of Lender.

        1.8 Lender Appointed Attorney-in-Fact. Except as otherwise provided herein, Pledgor hereby appoints Lender the attorney-in-fact of Pledgor for the purposes of carrying out the provisions of this Pledge Agreement or taking any action or executing any instrument that Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Lender shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in Lender’s name or in the name of Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to Pledgor constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by Lender, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by Lender or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any of Pledgor or to any claim or action against Lender.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

        2.1 Representations and Warranties. Pledgor hereby represents, warrants and covenants to and with Lender that:

(a) Except for the security interest granted hereunder, Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities; (ii) holds the same free and clear of all liens, charges or other encumbrances (“Liens#148;); (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit any security interest in, the Collateral; and (iv) will cause any and all certificates, instruments or other documents representing or evidencing the Collateral to be forthwith deposited with Lender and pledged or assigned thereunder;

(b) By virtue of the execution and delivery by Pledgor of this Pledge Agreement, and when the Pledged Securities, certificates, instruments or other documents representing or evidencing the Collateral are delivered to Lender in accordance with this Pledge Agreement, Lender will obtain a valid, legal and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Guaranteed Obligations, free and clear of all Liens; and

(c) The pledge effected hereby is effective to vest in Lender all of the rights of Pledgor in the Collateral and Pledged Securities as set forth herein.

ARTICLE III

MISCELLANEOUS

        3.1 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Pledge Agreement, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

        3.2 Security Interest Absolute. All rights of Lender hereunder, the grant of a security interest in the Collateral and all obligations of Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Note or this Pledge Agreement, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from the Note or this Pledge Agreement; (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Guaranteed Obligations; or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Guaranteed Obligations or in respect of this Pledge Agreement.

        3.3 Termination. This Pledge Agreement shall terminate when all the Guaranteed Obligations have been fully and indefeasibly paid, at which time Lender shall reassign and deliver to Pledgor, or to such person or persons as Pledgor shall designate, against receipt therefor, such of the Collateral (if any) as shall not have been sold or otherwise applied by Lender pursuant to the terms hereof and shall still be held by it hereunder, together with appropriate instruments of reassignment and release. Any such reassignment shall be without recourse to or warranty by Lender and at the expense of Pledgor.

        3.4 Notices. All communications and notices hereunder shall be in writing and given as provided in the Note.

        3.5 Governing Law. This Pledge Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

        3.6 Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Pledge Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto Lender its rights and remedies hereunder.

        3.7 Amendments. This Pledge Agreement may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

        3.8 Binding Agreement; Assignments. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns, except that without the written consent of Lender, Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Collateral or any part thereof, or otherwise transfer, pledge, encumber or grant any option with respect to the Collateral or any part thereof.

        3.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Pledge Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Pledge Agreement.

        3.10 Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Pledge Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

        3.11 Survival of Agreement. All covenants and agreements made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with this Pledge Agreement shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loan, the execution and delivery to Lender of the Note, and shall continue in full force and effect as long as any amount under the Loan or any guaranty of the Loan remains unpaid.

        3.12 Severability. Whenever possible, each provision of this Pledge Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Pledge Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

        3.13 Counterparts. This Pledge Agreement may be executed in separate counterparts each of which will be an original and all of which taken together will constitute one and the same agreement.

        3.14 Facsimile. This Pledge Agreement may be executed using facsimiles of signatures, and a facsimile of a signature shall be deemed to be the same, and equally enforceable, as an original of such signature.

        3.15 Entirety. This Pledge Agreement embodies the final, entire agreement of Pledgor and Lender with respect to Pledgor’s guaranty of the Guaranteed Obligations and supersedes any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof. This Pledge Agreement is intended by Pledgor and Lender as a final and complete expression of the terms of the pledge, and no course of dealing between Pledgor and Lender, no course of performance, no trade practices, and no evidence of prior, contemporaneous or subsequent oral agreements or discussions or other extrinsic evidence of any nature shall be used to contradict, vary, supplement or modify any term of this Pledge Agreement. There are no oral agreements between Pledgor and Lender

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        IN WITNESS WHEREOF, Pledgor and Lender have caused this Pledge Agreement to be duly executed as of the Effective Date.

PLEDGOR: Entrust Financial Services, Inc. By: /s/ Scott J. Sax Scott J. Sax President LENDER: BBSB, LLC By: /s/ Steve Shraiberg Steve Shraiberg Manager

SCHEDULE A

Pledged Securities